Exhibit 99.1

[LOGO APPEARS HERE]

CONTACT:

Stuart F. Fleischer

Chief Financial Officer

(561) 994-5550

Q.E.P. CO., INC. ANNOUNCES THE POSTPONEMENT OF ITS

2007 ANNUAL MEETING OF STOCKHOLDERS

BOCA RATON, FLORIDA — August 2, 2007 — Q.E.P. CO., INC. (Nasdaq: QEPC) (the “Company”) announces that it will postpone its 2007 Annual Meeting of Stockholders until Friday, August 24, 2007 a 9:00 a.m., local time because of a change in the slate of nominated Directors. The Annual Meeting will be held at the Company’s principal office, 1001 Broken Sound Parkway, Suite A, Boca Raton, Florida 33487. The Annual Meeting had been originally scheduled for Friday, August 3, 2007, at 9:00 a.m., local time.

On July 6, 2007, Robert W. Muir, Jr., a member of the Company’s Board of Directors, resigned in order to devote more time and energy to his other personal and professional activities.

The Company is pleased to announce the nomination of Robert Walters for election to the Board of Directors at the upcoming stockholders meeting. Mr. Walters is the current Chief Executive Officer of Rauch Industries, an importer and designer of Christmas ornaments. Mr. Walters’ professional background includes being the President and Chief Executive Officer of Beckett Corporation, a manufacturer and importer of water-gardening equipment and pumps for the HVAC market; Chief Operating Officer and Chief Financial Officer of Avanti Press, Inc.; and Chief Financial Officer of Norwegian Cruise Line. His earlier experience includes Philips Display Corporation, GTE Corporation and Arthur Andersen. Mr. Walters is also a Certified Public Accountant (inactive).

The Company will hold its 2007 Annual Meeting of Stockholders on Friday, August 24, 2007. Shareholders may vote via the Internet, telephonically or by returning their Proxy Card.

Q.E.P. Co., Inc., founded in 1979, is a leading manufacturer, marketer and distributor of a broad line of flooring tools and accessories for the home improvement market. Under brand names including QEP®, ROBERTS®, Capitol®, Vitrex® and Elastiment™, the Company markets over 3,000 specialty tools and flooring related products used primarily for surface preparation and installation of ceramic tile, carpet, vinyl and wood flooring. The Company sells its products to home improvement retail centers and specialty distribution outlets in 50 states and around the world.

Notice to Shareholders

In connection with the election of directors and other matters to be considered at the annual meeting, the Company will prepare a revised proxy statement for the Company’s shareholders to be filed with the SEC. The revised proxy statement will contain information about the Company, the election of directors and the other matters to be voted on at the annual meeting. SHAREHOLDERS ARE URGED TO READ THE REVISED PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. In addition to receiving the revised proxy statement from the Company by mail, shareholders will be able to obtain the revised proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website (http://www.sec.gov ) or by directing such request to Q.E.P. Co., Inc., 1001 Broken Sound Parkway, Suite A, Boca Raton, Florida 33487, Attention: Corporate Secretary.

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed election of directors and other matters to be considered at the annual meeting. Information concerning the Company and its directors and executive officers is set forth in the Company’s proxy statement and Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the revised proxy statement relating to the election of directors and other matters to be considered at the annual meeting when it becomes available.

Certain statements in this press release regarding the postponement of the Company’s 2007 annual meeting of stockholders are forward-looking statements, which are made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. The forward-looking statements are made only as of the date of this report and are subject to risks and uncertainties which could cause actual results to differ materially from those discussed in the forward-looking statements and from historical results of operations. Among the risks and uncertainties that could cause such a difference are our assumptions relating to the 2007 annual meeting of stockholders and other business and economic factors. A more detailed discussion of risks attendant to the Company are set forth in the “Forward-Looking Statements” section of our Annual Report on Form 10-K for the year ended February 28, 2007, filed with the SEC, and in other reports already filed with the SEC.